DEE BURGER President, Insight North America STAN LEQUIN President, Solutions MATT JACKSON Vice President, Consulting Services PHIL RICKSON Vice President, Services APAC JASON RADER Chief Information Security Officer GLYNIS BRYAN Chief Financial Officer JOYCE MULLEN President & CEO

Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results, including net sales growth, adjusted diluted earnings per share, and EBITDA, the Company’s anticipated effective tax rate, capital expenditures, and expected average share count, the Company’s expectations that note holders will not convert the Company’s convertible senior notes in the near term, the Company’s expectations regarding cash flow, future trends in the IT market, and the Company’s business strategy and strategic initiatives, which are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. The Company undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

JOYCE MULLEN

SOLUTIONS INTEGRATOR

EFFICIENT ACCESS DEEP EXPERTISE SIMPLIFIED EXPERIENCESOLUTIONS INTEGRATOR

AHEAD OF THE CURVE

LEADING SOLUTIONS INTEGRATOR THE

LEADING SOLUTIONS INTEGRATOR THE

ACCELERATED PROFITABLE GROWTH

+6.5% - 7% EBITDA +200 BPS GROWTH +GROSS PROFIT

CAGR

SOLUTIONS INTEGRATOR

OTHERS SOLUTIONS INTEGRATOR Systems Integrator

OTHERS ResellerSOLUTIONS INTEGRATOR Systems Integrator

OTHERS ResellerSOLUTIONS INTEGRATOR Systems Integrator Distributor

AHEAD OF THE CURVE

AHEAD OF THE CURVE

AHEAD OF THE CURVE

THE LEADING SOLUTIONS INTEGRATOR

CAPTIVATE Clients THE LEADING SOLUTIONS INTEGRATOR

CAPTIVATE Clients SELL Solutions THE LEADING SOLUTIONS INTEGRATOR

CAPTIVATE Clients SELL Solutions DELIVER Differentiation THE LEADING SOLUTIONS INTEGRATOR

CAPTIVATE Clients SELL Solutions DELIVER Differentiation CAPITALIZE on Culture THE LEADING SOLUTIONS INTEGRATOR

CAPTIVATE Clients

CAPTIVATE Clients

CAPTIVATE Clients

CAPTIVATE CLIENTS NPS

CAPTIVATE CLIENTS NPS E-Commerce

CAPTIVATE CLIENTS NPS E-Commerce Automation

CAPTIVATE CLIENTS NPS SustainabilityE-Commerce Automation

CAPTIVATE Clients

CORNERSTONE BUILDING BRANDS

NPS

NPS

GROSS PROFIT DOLLARS

CAPTIVATE Clients

CAPTIVATE Clients SELL Solutions DELIVER Differentiation CAPITALIZE on Culture THE LEADING SOLUTIONS INTEGRATOR

SELL Solutions

SALESTRANSFORMATION

Streamlined coverage SALESTRANSFORMATION

Streamlined coverage Solution-selling experts SALESTRANSFORMATION

Streamlined coverage Solution-selling experts Compensation program SALESTRANSFORMATION

Streamlined coverage Solution-selling experts Compensation program New pricing strategy SALESTRANSFORMATION

Streamlined coverage Solution-selling experts Compensation program New pricing strategy Transformation office SALESTRANSFORMATION

ORGANIC SALES GROWTH +20%

TRANSFORMATION does not follow a straight line.

SELL Solutions

CAPTIVATE Clients SELL Solutions DELIVER Differentiation CAPITALIZE on Culture THE LEADING SOLUTIONS INTEGRATOR

DELIVER Differentiation

Innovative, scalable solutions Exceptional talent Unique portfolio strategy DELIVER DIFFERENTIATION

INNOVATIVE, SCALABLE SOLUTIONS

INNOVATIVE, SCALABLE SOLUTIONS PATENTS PENDING70+

INNOVATIVE, SCALABLE SOLUTIONS

INNOVATIVE, SCALABLE SOLUTIONS PATENTS award winner in 202213x

INNOVATION

PERPETUAL

PERPETUAL

4 RECORD SERVICES QUARTERS

Innovative, scalable solutions EXCEPTIONAL TALENT Unique portfolio strategy DELIVER DIFFERENTIATION

TECHNICAL PROFESSIONALS 5300+ EXCEPTIONAL TALENT

TECHNICAL PROFESSIONALS 5300+ EXCEPTIONAL TALENT INDUSTRY- RECOGNIZED EXPERTS

TECHNICAL PROFESSIONALS 5300+ EXCEPTIONAL TALENT INDUSTRY- RECOGNIZED EXPERTS TALENT THROUGH ACQUISITION

TECHNICAL PROFESSIONALS 5300+ EXCEPTIONAL TALENT INDUSTRY- RECOGNIZED EXPERTS TALENT THROUGH ACQUISITION DISTINGUISHED ENGINEER CAREER TRACK

TECHNICAL PROFESSIONALS 5300+ EXCEPTIONAL TALENT INDUSTRY- RECOGNIZED EXPERTS TALENT THROUGH ACQUISITION DISTINGUISHED ENGINEER CAREER TRACK RECRUITING EXPERTISE & RIGOR

TECHNICAL PROFESSIONALS 5300+ EXCEPTIONAL TALENT INDUSTRY- RECOGNIZED EXPERTS TALENT THROUGH ACQUISITION DISTINGUISHED ENGINEER CAREER TRACK RECRUITING EXPERTISE & RIGOR DEVELOPMENT PROGRAMS

Innovative, scalable solutions Exceptional talent UNIQUE PORTFOLIO STRATEGY DELIVER DIFFERENTIATION

UNIQUE PORTFOLIO STRATEGY

UNIQUE PORTFOLIO STRATEGY

DELIVER DIFFERENTIATION

Data analytics & AI LENS DELIVER DIFFERENTIATION

PORTFOLIO STRATEGY:

PORTFOLIO STRATEGY: Internal Shaping and Strategic M&A

DELIVER Differentiation

CAPTIVATE Clients SELL Solutions DELIVER Differentiation CAPITALIZE on Culture THE LEADING SOLUTIONS INTEGRATOR

CAPITALIZE on Culture

HIGH PERFORMANCE

ALIGNED CAPITALIZE ON CULTURE Compensation with shareholder interests

ALIGNED Aggressive internal CAPITALIZE ON CULTURE Compensation with shareholder interests PLANNING & DECISION-MAKING

ALIGNED Aggressive internal CAPITALIZE ON CULTURE Compensation with shareholder interests PLANNING & DECISION-MAKING

CAPITALIZE ON CULTURE Attrition rates among the best

CAPITALIZE ON CULTURE Attrition rates among the best Employer of choice recognitions

CAPITALIZE ON CULTURE Attrition rates among the best Employer of choice recognitions Commitment to diversity & inclusion

CAPITALIZE ON CULTURE Attrition rates among the best Employer of choice recognitions Commitment to diversity & inclusion High teammate engagement

CAPITALIZE on Culture

GROWTH & Operations

REDEFINING the Cost Curve

M&A is an ACCELERATOR

M&A is an ACCELERATOR

M&A is an ACCELERATOR

M&A is an ACCELERATOR

THE LEADING SOLUTIONS INTEGRATOR

CAPTIVATE Clients SELL Solutions DELIVER Differentiation CAPITALIZE on Culture THE LEADING SOLUTIONS INTEGRATOR

DEE BURGER

Executing Our Strategy Dee Burger

Insight operates across a full spectrum of customers Enterprise Corporate Commercial

We will leverage our unique strengths Differentiating strengths Foundational strengths World-class, adaptable culture Extensive client roster with strong relationships and track record Uniquely high levels of technical expertise Modern and innovative portfolio with focus on cloud, data and AI and cybersecurity Strong, decades-long supply chain and operations skills at scale 6500+ partner relationships, strength with market leaders Expanding global footprint

What is a Solutions Integrator? Clients System Integrator Capabilities Technology Reseller Capabilities • Modern applications • Cloud services • Infrastructure • Data and AI • Cybersecurity • Managed services • Networking • Integration labs • Volume of client relationships • Large, effective sales team • Architecture and technology expertise • Product capability and pricing knowledge • Intimate partner relationships • Procurement and supply chain capabilities • Global footprint

Carlson Wagonlit Travel

Carlson Wagonlit Travel

• Massive shift to the cloud reduces core data center infrastructure as spend shifts to networking and devices • Cloud shift opens up increasing need for services for migration, application transformation/development, cybersecurity and all types of data needs • Extensive roster of highly satisfied clients, tightly connected to large sales team • High levels of technical expertise • Relevant and modern portfolio • 6,500+ partner relationships • Global footprint • Decades-long expertise in supply chain and operations • High volume of trusted IT relationships from technology resale business enables growth in services and cloud • Growth in cloud and services strengthens our capabilities and deepens client relationships through greater value delivered • Deeper client relationships reinforce our technology resale business These unique strengths underpin Insight’s Solution Integrator strategy Strengthening our cloud and services reinforces and accelerates our technology sales Insight’s unique strengths position us to prosper The traditional resale market is shifting

Key operating actions Optimize Our Portfolio Accelerate Profitable Growth Transform Solution Selling Scale Services

Optimize our portfolio Actions Outcomes 1. Invest disproportionately in cloud, data and cybersecurity as our anchor services. 2. Scale managed services via automation and operating efficiency. 3. Incubation process for emerging opportunities 4. Become more discerning about non-strategic services opportunities. Increased client value & stickiness Revenue and margin growth Higher proportion of recurring revenue

Transform solution selling Actions Outcomes 1. Segment clients to grow deeper, long-term technology, services and solutions relationships in our most strategic accounts. 2. Tie our sales compensation to enhanced profitability and solutions growth. 3. Align our coverage model for team selling of solutions and technology to clients based on their needs. 4. Develop solution selling skills. Enhanced margins Top account growth Increased sales efficiency

Scale services Actions Outcomes 1. Greater focus on long-term account relationships and larger projects lessens reliance on smaller transactions. 2. Improve delivery efficiency and competitiveness via onshore hiring practices and significant development of Indian capability. 3. Improved operating leverage within our services practices. 4. Differentiate competitively with our highly technical workforce. Enhanced margins Increased competitiveness Efficient scaling of resources Higher growth

Accelerate profitable growth Actions Outcomes 1. Ensure consistency in pricing and margin expectations and strengthen financial approval processes. 2. Leverage operations automation and e-commerce to more efficiently and effectively serve clients. 3. Grow support function costs at lower rate than revenue and margins. Expanded margins G&A cost reductions

Our actions will drive our Solutions Integrator strategy Insight has combined the strengths of a traditional system integrator and technology reseller to operate uniquely as a Solutions Integrator. As our clients shift to the cloud, we are leveraging this positioning to generate new cloud and services opportunities AND strengthen our technology resale business. We have a clear set of actions to drive our success: • Optimize our portfolio. • Transform solution selling. • Scale services. • Accelerate profitable growth.

STAN LEQUIN

Be ambitious. See what a true Solutions Integrator can do

Our superpowers Everything is secure by design; creating the future project security flywheel Meeting our clients where they are in their journey and delivering faster business outcomes Unlocking the power of data and creating a competitive advantage through Artificial Intelligence (AI) Cybersecurity Cloud Data and AI

Steward Healthcare

Steward Healthcare

We help clients drive digital transformation and innovation Our expertise Intelligent Edge Gather and use data in the most efficient way possible to enable real-time decision-making and affect pivotal outcomes. Cybersecurity Mitigate risks and secure business assets. Modern Workplace Create a productive, flexible and secure workplace. Modern Apps Create new product experiences and transform legacy applications to drive increased business value. Modern Infrastructure Architect and modernize multicloud and networking solutions to drive business transformation. Data and AI Leverage analytics and AI to transform business operations and user experiences. Consulting Services Create competitive advantage and improve operations by aligning business goals to IT and product strategies. Managed Services Eliminate business disruption and strategically align resources. Hardware, Software and Lifecycle Services Simplify supply chain and streamline costs across the global hardware and software lifecycle. Our services

Strong capabilities, transformational customer wins and adding scale SCALE 5,300 teammates INNOVATION 70+ Patents pending SCALE 4M managed cloud seats INNOVATION 10 transformational IP CUSTOMER SATISFACTION 70 NPS CULTURE Attrition < Industry

Recent partner awards, certifications & industry recognition Magic Quadrant for Public Cloud IT Transformation Service Providers, 2022 Magic Quadrant for Software Asset Management Managed Services, 2022 Intel Innovation Partner of the Year Worldwide Cloud Migrate POY App Modernization POY Technology POY ― Azure U.S. POY Americas Investment Partner of the Year Databricks Consulting and SI Partner of the Year North America Advanced Consulting Partner IoT Solutions Alliance

HashiCorp

HashiCorp

Outcomes of working with a Solutions Integrator

By working with Insight as a Solutions Integrator, **clients can realize the full spectrum of transformation outcomes** with services designed to engage any need at any stage of the digital transformation journey.

Unlocking power of data

Data-driven insights

Improved agility

Improved productivity

Better customer experiences

Increased profits

Cloud 1.0

- **Cloud adoption framework starts journey**
- Migration and infrastructure enhancements
- Convert spend posture from CapEx to OpEx
- New cloud custodian and CCoE roles required

Cloud 2.0

- **Well-architected principles guide journey**
- Multicloud and hybrid-aware workloads
- DevOps and SRE skill sets become prevalent
- FinOps and cost management discipline

Cloud 3.0

- **Cloud federation accelerates journey**
- Distributed cloud and native services
- High degree of interoperability
- Workloads at point of business

Insight.

The transformation continuum Solutions integration The core elements The results Improving business value/revenue Ability to meet new market expectations Accelerating business value/revenue Ability to exceed new market expectations Creating new business value/ revenue Ability to preempt new market expectations Modern platforms Efficient processes Purposeful strategy Expanded data capabilities Improved agility & scale Next-gen security New models New experiences New opportunities IT transformation Digital transformation Innovation

Innovation at Insight

Innovation at Insight

BREAK

Microsoft

Microsoft

MATT JACKSON PHIL RICKSON JASON RADER

GLYNIS BRYAN

• A new category, offering a differentiated value proposition • Global capability, supported by an excellent management team and clear strategic vision • Expand gross margins through laser focus on cloud and Insight core services • Leverage automation, technology and IP to scale business efficiently • Strong cash generation • $300M share repurchase authorization; $200M near term • Significant balance sheet capacity supports strategic M&A Leading Solutions Integrator Above-market profitable growth Increased cash generation and value creation Why Insight

Five-year performance 2017 – June 30, 2022 TTM

$3.53 $5.42 $7.10 $8.49 2017 2019 2021 TTM Q2-22 $237 $306 $388 $455 3.5% 4.0% 4.1% 4.4% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $- $10 0 $20 0 $30 0 $40 0 $50 0 2017 2019 2021 TTM Q2-22 $0.9 $1.1 $1.4 $1.6 13.7% 14.7% 15.3% 15.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% $- $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 $1.8 2017 2019 2021 TTM Q2-22 $6.7 $7.7 $9.4 $10.4 2017 2019 2021 TTM Q2-22 Five-year performance 2017-2022 TTM** $USD in billions$10.4B NET SALES 9% CAGR vs. 2017 $1.6B GROSS PROFIT 11% CAGR vs. 2017 EBITDA* $4 5M 14% CAGR vs. 2017 $8.49 19% CAGR vs. 2017 *Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, (ii) certain recruitment- and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition- and integration-related expenses EPS* ** Trailing twelve months as of 06/30/22 $USD in billions $USD in millions

Five-year projections Profitable growth and sustainable margin expansion 2022–2027

KPIs TTM Q2 2022 RESULTS 2027 PROJECTIONS EXISTING: EBITDA margin* 4.4% 6.5% - 7.0% ROIC* 15.7% >25% NEW METRICS: Core services GP | 5-year CAGR 14% 16% - 20% Cloud GP | 5-year CAGR 28% 16% - 20% EPS* | 5-year CAGR 19% 19% - 22% Free cash flow as a % of net income* Not meaningful >90% 2027 KPIs for success *Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, (ii) certain recruitment- and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition- and integration-related expenses

• Insight core services GP growth • Cloud GP growth • Product and pricing optimization • Sales transformation • Portfolio optimization • Automation & efficiency Key drivers Profitable growth and sustainable margin expansion Enablers Gross profit is a better metric to evaluate our performance and progress.

Profitable growth and sustainable margin expansion • Grow GP at > 2x product GP. • Focus our portfolio of offerings. • Attract and retain leading technical talent. • Execute significant sales transformation. • Grow GP at 2x product GP. • Accelerate digital through cloud offering. • Increase share of wallet. • Increase % integrated solutions. • Focus on existing clients. • Enhance pricing across the board. INSIGHT CORE SERVICES GP CLOUD SERVICES PRODUCT & PRICING OPTIMIZATION

Gross profit growth ($B) 10% - 12% CAGR vs. 2022** ** Trailing twelve months as of June 30, 2022 $USD in billions $1.6 $- $1 $1 $2 $2 $3 $3 2022** Base Product Cloud Core + Partner Services Services Optimization Product Optimization 2027 Gross Profit GP GP GP GP GP Gross Profit

Enablers SALES TRANSFORMATION PORTFOLIO OPTIMIZATION AUTOMATION

Enablers Sales transformation SALES TRANSFORMATION PORTFOLIO OPTIMIZATION AUTOMATION • Compensation model incentivizes solutions selling. • Delivering benefits as expected • Expansion plans for 2023

Enablers Portfolio optimization SALES TRANSFORMATION PORTFOLIO OPTIMIZATION AUTOMATION • Eliminate low-value offerings. • Leverage strengths of emerging partners. • Stay ahead of technology changes. • Compensation model incentivizes solutions selling. • Delivering benefits as expected • Expansion plans for 2023

Enablers Automation • Leverage our IP and technology. • Focus on quick wins – largest areas of opportunity • Improved tools and data • Eliminate low-value offerings. • Leverage strengths of emerging partners. • Stay ahead of technology changes. SALES TRANSFORMATION PORTFOLIO OPTIMIZATION AUTOMATION • Compensation model incentivizes solutions selling. • Delivering benefits as expected • Expansion plans for 2023

ACCA (Association of Chartered Certified Accountants)

ACCA (Association of Chartered Certified Accountants)

All roads lead to higher solutions sales and margin expansion. • Improved pricing drives profitability. • Sales comp aligns with strategic priorities. • Process optimization delivers efficiency. • Technology enables scalability. • Better analytics supports faster decision-making. Strategic initiatives work together to deliver outcomes. Key drivers Outcomes/benefits

Total Sales Growth Above Market Total Gross Margin Expansion Continuous Operational Improvements Cloud ProductCore services Insight core services & cloud Portfolio/pricing optimization Sales transformation Operating leverage Automation & process improvements Digital & big data transformation Productivity improvements = EBITDA GROWTH & MARGIN EXPANSION Sustainable margin expansion

$455 $- $20 0 $40 0 $60 0 $80 0 $1,0 00 $1,2 00 $1,4 00 $1,6 00 $1,8 00 EBITDA Base Product Cloud Core + Partner Services Services Optimization Product Optimization Base & Variable Investments EBITDA 2022** GP GP GP GP GP SG&A SG&A 2027 EBITDA* growth 17% - 20% CAGR vs. 2022** ** Trailing twelve months as of June 30, 2022 *Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, (ii) certain recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition- and integration-related expenses $USD in millions * *

Debt 2 PRIMARY DEBT INSTRUMENTS ABL • $1.8B effective July 2022; increase of $600M • Matures July 2027 • Supports working capital needs Convertible note • $350M • Coupon 0.75% fixed • Matures February 2025

Cash flow FREE CASH FLOW (FCF) • 2019–2022 significant working capital swings related to hardware growth • Expect normalized cash generation in 2023 • Capital expenditures in the range of $30M – $35M each year • Business generates a lot of cash Cash generation and debt capacity provide significant capital for future M&A.

Capital allocation priorities Organic • Automation to increase efficiency and capacity • Scalable IT and service delivery platforms • Grow technical and sales talent capabilities. M&A • Seek out cultural / strategic / financial fit. • Accretive within the first full year following acquisition • ROIC at 300 bps above WACC by end of year three • Increase cash flow generation. • Return greater capital to shareholders. • $300M authorization over next five years Invest to accelerate above-market growth Increase shareholder returns • Limited debt usage • Full capacity to support future M&A Debt

KPIs TTM Q2 2022 RESULTS 2027 PROJECTIONS EXISTING: EBITDA margin* 4.4% 6.5% - 7.0% ROIC* 15.7% >25% NEW METRICS: Core services GP | 5-year CAGR 14% 16% - 20% Cloud GP | 5-year CAGR 28% 16% - 20% EPS* | 5-year CAGR 19% 19% - 22% Free cash flow as a % of net income* Not meaningful >90% 2027 KPIs for success *Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, (ii) certain recruitment- and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition- and integration-related expenses

• A new category, offering a differentiated value proposition • Global capability, supported by an excellent management team and clear strategic vision • Expand gross margins through laser focus on cloud and Insight core services • Leverage automation, technology and IP to scale business efficiently • Strong cash generation • $300M share repurchase authorization; $200M near term • Significant balance sheet capacity supports strategic M&A Leading Solutions Integrator Above-market profitable growth Increased cash generation and value creation Why Insight

Thank you

+6.5 - 7% EBITDA +200 BPS GROWTH +GROSS PROFIT +20% EPS CAGR

AHEAD OF THE CURVE

CAPTIVATE Clients SELL Solutions DELIVER Differentiation CAPITALIZE on Culture THE LEADING SOLUTIONS INTEGRATOR

Appendix

General • Lower growth in 2023 due to macro environment • Tax rate = 25% – 26% each year • 2022 figures represent TTM June 30, 2022 Capital • Capital expenditures = $30M – $35M annually • M&A is not factored into projections • $300M share repurchase authorization across the 5-year period Assumptions

Reconciliation of GAAP to Non-GAAP Financial Measures * Assumed tax rate of 26.0%. ** Average of previous five quarters. *** Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

Reconciliation of GAAP to Non-GAAP Financial Measures (continued) **Amoritzation of intangibles, a portion of interest (debt discount) and the associated income tax are part of non-gaap adjustments to earnings; only any incremental added for EBITDA.

Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results, including net sales growth, adjusted diluted earnings per share, and EBITDA, the Company’s anticipated effective tax rate, capital expenditures, and expected average share count, the Company’s expectations that note holders will not convert the Company’s convertible senior notes in the near term, the Company’s expectations regarding cash flow, future trends in the IT market, and the Company’s business strategy and strategic initiatives, which are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified are forward-looking statements. These forward- looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. The Company undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Constant currency In some instances, the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period. 2017 period prior to ASC 606 adoption Effective January 1, 2018, we adopted ASU No. 2014-09, Revenue from Contracts with Customers using the modified retrospective transition method. As a result of our adoption method, the 2017 income statement was not re-stated, while the income statements in 2018 and forward reflect additional netting on certain security software items. This change in certain netting items would be <1% impact on total revenue and total cogs (no impact on gross profit) in 2017. We consider the impact insignificant for comparison purposes.